Exhibit 99.1

CXAI Announces $1 Million Share Repurchase Program and Standstill Agreement with Financing Partner; Targets Positive Operating Cash Flow by Q3 2027

Strategic initiatives designed to strengthen capital structure, enhance financial discipline and support long-term shareholder value

PALO ALTO, CA — October 22, 2026. — CXApp Inc. (Nasdaq: CXAI), an enterprise agentic AI platform company, today announced a series of strategic initiatives designed to strengthen its capital structure, enhance financial discipline and advance its transformation into a financially sustainable, recurring-revenue AI business.

The initiatives include a share repurchase program of up to $1 million, a standstill agreement with Avondale Capital, LLC, and a comprehensive AI-based operating efficiency program. Together, these initiatives are intended to strengthen financial flexibility, support disciplined capital allocation and accelerate CXAI’s progress toward its goal of achieving positive operating cash flow, which management is targeting by the third quarter of 2027.

These initiatives build on CXAI’s expanded global operating platform following its acquisition of EngineRoom, resulting in a pro-forma annualized revenue run-rate exceeding $12 million. Together with recent enterprise customer wins and continued innovation in agentic AI, this expansion provides a strong foundation for scalable growth and improved operating leverage.

“CXAI has reached an important inflection point. We have expanded our global operating capabilities, established a broader recurring-revenue platform and strengthened our enterprise AI technology and customer relationships.

“Our Board’s authorization of a $1 million share repurchase program reflects our confidence in CXAI’s long-term prospects and our commitment to disciplined capital allocation. Combined with our operating efficiency initiatives and expanding enterprise AI capabilities, we believe we have established a strong foundation to drive sustainable financial performance and long-term shareholder value,” said Khurram Sheikh, Chairman and Chief Executive Officer of CXAI.

$1 Million Share Repurchase Program

CXAI’s Board of Directors has authorized a share repurchase program of up to $1 million of the Company’s outstanding common stock.

The authorization provides management with flexibility to repurchase shares opportunistically when it determines that such purchases represent an attractive use of capital, taking into account the Company’s financial position, operating requirements and strategic priorities.

The program reflects the Board’s confidence in CXAI’s long-term business prospects and commitment to disciplined capital allocation.

Repurchases may be made from time to time through open-market transactions or other legally permissible methods, subject to market conditions, applicable securities laws, the Company’s financing arrangements and management discretion.

Avondale Standstill Agreement

CXAI has entered into a conditional 90-day standstill agreement with its financing partner Avondale Capital, LLC concerning its outstanding Pre-Paid Purchase financing instruments.

Under the agreement, Avondale has agreed to restrict specified purchase and conversion-related activity during the standstill period unless defined stock-price and trading-volume conditions are satisfied. If these stock-price and trading-volume conditions are satisfied, Avondale may resume purchases and conversions under the applicable instruments, which could result in the issuance of additional shares and dilution to existing stockholders.

The agreement is intended to provide greater predictability regarding potential future equity issuances and represents an important step toward strengthening CXAI’s capital structure, enhancing financial flexibility, and supporting the Company’s long-term growth strategy.

Targeting Positive Operating Cash Flow by Q3 2027

CXAI is implementing a comprehensive operating efficiency initiative focused on leveraging AI-driven automation to streamline operations, optimize external expenditures and improve operating leverage, while preserving and expanding the revenue-generating capabilities of its global operations.

The Company intends to maintain disciplined investment in its enterprise AI platform, customer deployments and commercial growth initiatives.

Management is targeting positive operating cash flow by the third quarter of 2027. Achievement of this goal depends on a number of factors, including the Company’s ability to grow recurring revenue, realize anticipated cost optimization, and operational efficiencies, and continue commercial execution.

Building on Strong Commercial and Product Momentum

CXAI’s recent milestones include more than $4 million in aggregate contracted value from announced global financial-services enterprise agreements, and the launch of Beat, its agentic AI solution for intelligent enterprise workflow automation.

“CXAI is entering an exciting new phase of growth and execution,” Sheikh concluded.

“We have built a strong foundation through our technology, expanding customer relationships and global capabilities. Now, our focus is on translating that momentum into sustainable financial performance, with a clear target of achieving positive operating cash flow by Q3 2027. We believe we are well positioned to unlock the long-term potential of our enterprise AI platform and create lasting value for our shareholders.”

About CXAI

CXApp Inc. (Nasdaq: CXAI) is an enterprise agentic AI platform company developing intelligent software that connects people, places, workflows and operational data.

Through its CXAI 2.0 platform, the Company combines agentic AI, enterprise integrations, spatial intelligence and operational analytics to improve productivity, automate enterprise workflows and enable more intelligent enterprise operations.

Investor Relations: marketing@cxapp.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; the Company’s ability to achieve positive operating cash flow by the third quarter of 2027 and realize anticipated cost savings; potential dilution resulting from Avondale’s Pre-Paid Purchase financing instruments, including following the expiration or termination of the standstill agreement; the amount and timing of any share repurchases and the availability of funds to effect any such repurchases; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

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